                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: July 24, 2001


                               Minera Andes Inc.
                               -----------------
             (Exact name of registrant as specified in its charter)

         Alberta, Canada                         000-22731                               None
-------------------------------         --------------------------           ------------------------------
 (State or other jurisdiction            (Commission File Number)                     (IRS Employer
       of incorporation)                                                          Identification Number)

                3303 N. Sullivan Road, Spokane, Washington 99216
             -----------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (509) 921-7322

                                   None
         --------------------------------------------------------------
          (Former name or former address, if change since last report)
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Item 4.  Change in Registrant's Certifying Accountant.

(a)   (i)   On July 24, 2001, PricewaterhouseCoopers LLP, (the "Former
            Accountants") as independent accountants, notified the Registrant that it had resigned as the Registrant's independent accountants, following the closure of its Spokane office. The Registrant has engaged BDO Dunwoody LLP ("BDO") as its new principal independent accountants effective July 24, 2001.

     (ii) The reports of the Former Accountants on the financial statements for the fiscal years ended December 31, 2000 and 1999 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to audit scope uncertainty or accounting principles, except that the report included an explanatory paragraph expressing substantial doubt related to the Company's ability to continue as a going concern.

     (iii) The decision to engage BDO as the principal independent accountant for the Registrant was approved by the Audit Committee of the Board of Directors of the Registrant.

     (iv) In connection with its audits for the fiscal years ended December 31, 2000 and 1999 and through July 24, 2001, there have been no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused them to make reference thereto in their report on the financial statements for such years.

     (v) During the fiscal years ended December 31, 2000 and 1999 and through the interim period ended July 24, 2001, there were no "reportable events" as defined by Item 304 (a)(1)(v) of Regulation S-K.

     (vi) The Registrant has requested that the Former Accountants furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated July 25, 2001, is filed as
            Exhibit 16.01 to this Form 8-K.

(b) Neither the Registrant nor anyone on its behalf has consulted BDO during the Registrant's two most recent fiscal years, or any subsequent interim period, prior to its engagement of BDO.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

     16.01 Letter dated July 25, 2001, from the Registrant's former principal independent accountant.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Minera Andes Inc.


Date:  July 26, 2001          By: /s/ Allen Ambrose
                                  ----------------------------
                              Allen Ambrose
                              President
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                                 EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

Exhibit 16.01 Letter dated July 25, 2001, from the Registrant's former principal independent accountant.